Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Tvia, Inc.	Case No. 08-55860

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Nov-08	PETITION DATE: 10/15/08
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

		End of Current	End of Prior	As of Petition
		Month	Month	Filing
2.	Asset and Liability Structure
	a. Current Assets	$5,141,696	$5,263,901
	b. Total Assets	$5,169,722	$5,301,863	$5,324,767
	c. Current Liabilities	$80,487	$61,017
	d. Total Liabilities	$122,948	$103,478	$984,831

				Cumulative
		Current Month	Prior Month	(Case to Date)

3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts	$265,769	$22,530	$288,299
	b. Total Disbursements	$94,729	$23,277	$118,006
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$171,040	($747)	$170,293
	d. Cash Balance Beginning of Month	$3,146,786	$3,147,533	$3,147,533
	e. Cash Balance End of Month (c + d)	$3,317,826	$3,146,786	$3,317,826

				Cumulative
		Current Month	Prior Month	(Case to Date)

4.	Profit/(Loss) from the Statement of Operations	($196,907)	($89,139)	($286,046)
5.	Account Receivables (Pre and Post Petition)	$223,489	$234,749
6.	Post-Petition Liabilities	$80,487	$61,017
7.	Past Due Post-Petition Account Payables (over 30 days)	$0	$0

At the end of this reporting month:		Yes	No
8.
Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
		☐	☑
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	☐	☑
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	NA
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	☑	☐
12.	Is the estate insured for replacement cost of assets and for general liability?	☑	☐
13.	Are a plan and disclosure statement on file?	☐	☑
14.	Was there any post-petition borrowing during this reporting period?	☐	☑
15.
Check if paid: Post-petition taxes ☑;               U.S. Trustee Quarterly Fees ☐; Check if filing is current for: Post-petition tax reporting and tax returns: ☐.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 12/17/2008	/s/ Eli Porat
Responsible Individual

Tvia, Inc.
Payment to officer
11/1 to 11/30/08
Item 11 of Summary of Financial Status

Name	Pay amount	Pay date	Pay for

Eli Porat	10,000	11/15/2008	Salary for 11/1 to 11/15/08
Eli Porat	10,000	11/30/2008	Salary for 11/15 to 11/30/08

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended 11/30/08

Current Month
					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
$238,740	$179,280	$59,460	1	Gross Sales	$377,012	$78,244
$0	$0	$0	2	less: Sales Returns & Allowances	$0	$0
$238,740	$179,280	$59,460	3	Net Sales	$377,012	$78,244
$93,433	$85,477	($7,955)	4	less: Cost of Goods Sold (Schedule ‘B’)	$148,812	$45,482
$145,307	$93,803	$51,505	5	Gross Profit	$228,200	$32,762
$17,187	$3,000	$14,187	6	Interest	$11,010	$1,189
$0		$0	7	Other Income: ______________________	$0
		$0	8
		$0	9

$162,494	$96,803	$65,692	10	Total Revenues	$239,210	$33,951

				Expenses:
$20,000	$20,000	$0	11	Compensation to Owner(s)/Officer(s)	$30,000	$20,000
$51,311	$43,582	$7,729	12	Salaries	$78,199	$51,295
$6,795	$3,586	$3,209	13	Commissions	$9,450	$4,462
$0	$1,000	($1,000)	14	Contract Labor	$1,475
				Rent/Lease:
$0		$0	15	Personal Property	$0
$10,500	$4,842	$5,658	16	Real Property	$14,382	$14,382
$18,949	$13,535	$5,414	17	Insurance	$28,519	$16,649
$0		$0	18	Management Fees	$0
$5,989	$6,899	($910)	19	Depreciation	$9,421	$5,989
				Taxes:
$956	$957	($1)	20	Employer Payroll Taxes	$1,415	$1,000
$1,572	$1,572	$0	21	Real Property Taxes	$2,358	$1,572
$0		$0	22	Other Taxes	$0
$315		$315	23	Other Selling	$315
$29,718	$8,000	$21,718	24	Other Administrative	$37,831	$32,988
($2,220)	($2,000)	($220)	25	Interest Expense	($7,060)
$0		$0	26	Other Expenses: _____________________	$0
		$0	27
		$0	28
		$0	29
		$0	30
		$0	31
		$0	32
		$0	33
		$0	34

$143,885	$101,972	$41,913	35	Total Expenses	$206,305	$148,337

$18,609	($5,169)	$13,440	36	Subtotal	$32,905	($114,386)

				Reorganization Items:
($215,516)	($100,000)	$115,516	37	Professional Fees	($318,951)	($107,200)
$0		$0	38	Provisions for Rejected Executory Contracts	$0
$0		$0	39	Interest Earned on Accumulated Cash from	$0
$0				Resulting Chp 11 Case	$0
$0		$0	40	Gain or (Loss) from Sale of Equipment	$0
$0		$0	41	U.S. Trustee Quarterly Fees	$0
		$0	42

($215,516)	($100,000)	($115,516)	43	Total Reorganization Items	($318,951)	($107,200)

($196,907)	($105,169)	($91,738)	44	Net Profit (Loss) Before Federal & State Taxes	($286,046)	($221,586)

		$0	45	Federal & State Income Taxes

($196,907)	($105,169)	($91,738)	46	Net Profit (Loss)	($286,046)	($221,586)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Tvia, Inc.
Statement of Operations
(General Business Case)
For the month ended: 11/30/08
Explanation of Variance to Statement of Operations
(For variance greater than +/- 10% only)

1, 3	Gross Sales	Predicting the exact time when China customers will place the orders during the quarter has high degree variability.

5	Gross Profit	Related to the China sales. See sales note.

6	Interest	Short-term investments liquidated during the month to enable transfer cash to DIP accounts

12	Salaries	Jeff Stamp’s quarterly compensation and employee vacation expense were not budgeted.

13	Commission	Related to the China sales. See sales note.

14	Contract Labor	Should be included in professional fees.

16	Real Property	Office rent for 4001 Burton Drive was expensed in Nov. It was subtracted from Deposit. Lease agreement ends 12/31/08.

17	Insurance	D&O insurance was only partially forecasted.

19	Depreciation	Some assets have been fully depreciated.

23	Other Selling	Rep commission was not forecasted.

24	Other administrative	Directors’ fee and moving related expenses were not forecasted.

37	Professional fees	Legal expenses on bankruptcy case exceeded forecast.

BALANCE SHEET
(General Business Case)
For the Month Ended 11/30/08

		From Schedules	Market Value
Assets
	Current Assets

1	Cash and cash equivalents — unrestricted		3,317,826
2	Cash and cash equivalents — restricted
3	Accounts receivable (net)	A	$223,489
4	Inventory	B	$1,202,867
5	Prepaid expenses		232,900
6	Professional retainers		$164,615
7	Other: Employee Receivables		—
8	Other: Intercompany Receivable

9	Total Current Assets		$5,141,696

	Property and Equipment (Market Value)

10	Real property	C	$0
11	Machinery and equipment	D	Unknown
12	Furniture and fixtures	D	Unknown
13	Office equipment	D	$0
14	Leasehold improvements	D	$0
15	Vehicles	D	$0
16	Other: Software	D	Unknown
17		D
18		D
19		D
20		D

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders
23	Loans to affiliates
24	Investments in Subsidiary		Unknown
25	Deposits		28,026
26
27

28	Total Other Assets		$28,026

29	Total Assets		$5,169,722

     NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules

	Post-Petition

	Current Liabilities

30	Salaries and wages		45,227
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$8,362
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees		1,200
40	Current portion of long-term post-petition debt (due within 12 months)
41	Other: Accrued Expenses		16,121
42	Other: Intercompany Payable		9,577
43

44	Total Current Liabilities		$80,487

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$80,487

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0
48	Priority unsecured claims	F	$37,240
49	General unsecured claims	F	$5,221

50	Total Pre-Petition Liabilities		$42,461

51	Total Liabilities		$122,948

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing
53	Capital Stock
54	Additional paid-in capital
55	Cumulative profit/(loss) since filing of case		($286,042)
56	Post-petition contributions/(distributions) or (draws)
57
58	Market value adjustment

59	Total Equity (Deficit)		($286,042)

60	Total Liabilities and Equity (Deficit)		($163,094)

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due Post
	[Pre and Post Petition]	[Post Petition]	Petition Debt
Receivables and Payables Agings
0 -30 Days	$188,740	$8,362
31-60 Days	$34,272
61-90 Days	$0
91 + Days	$892,984
Total accounts receivable/payable	$1,115,996	$8,362
Allowance for doubtful accounts	$892,507

Accounts receivable (net)	$223,489

Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)

Inventory(ies)
Balance at
End of Month

Retail/Restaurants —
Product for resale

Distribution —
Products for resale

Manufacturer —
Raw Materials
Work-in-progress	$901,992
Finished goods	$5,646,852

Other — Explain	($5,345,977)

Inventory was reserved

TOTAL	$1,202,867

Cost of Goods Sold

Inventory Beginning of Month	1,290,566
Add —
Net purchase
Direct labor	684
Manufacturing overhead	$4,855
Freight in	(388)
Other:	583

Less —
Inventory End of Month	$1,202,867
Shrinkage
Personal Use

Cost of Goods Sold	$93,433

Method of Inventory Control
Do you have a functioning perpetual inventory system?
Yes ☐ No ☑

How often do you take a complete physical inventory?

Weekly	☐
Monthly	☐
Quarterly	☐
Semi-annually	☐
Annually	☑
Date of last physical inventory was

Date of next physical inventory is

Inventory Valuation Methods
Indicate by a checkmark method of inventory used.

Valuation methods —
FIFO cost	☐
LIFO cost	☐
Lower of cost or market	☑
Retail method	☐
Other	☐
Explain

Schedule C
Real Property

Description	Cost	Market Value

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment —
IT EQUIPMENT	$17,954	Unknown
ENGINEERING EQUIPMENT	$3,702	Unknown
SOFTWARE	$12,581	Unknown
TOOLING	$0

Total	$34,237	Unknown

Furniture & Fixtures —
OFFICE FURNITURE & FIXTURE	$0	Unknown

Total	$0	Unknown

Office Equipment —

Total	$0	$0

Leasehold Improvements —

Total	$0	$0

Vehicles —

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0

FICA — Employee					$0

FICA — Employer					$0

Unemployment (FUTA)					$0

Income					$0

Other (Attach List)					$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local
Income Tax Withholding					$0

Unemployment (UT)					$0

Disability Insurance (DI)					$0

Empl. Training Tax (ETT)					$0

Sales					$0

Excise					$0

Real property					$0

Personal property					$0

Income					$0

Other (Attach List)					$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification —	Amount	Amount (b)
Secured claims (a)

Priority claims other than taxes	$37,240	$37,240

Priority tax claims

General unsecured claims	$5,221	$5,221

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4	Account 5
Bank	SVB	SVB	SVB	CAG

Account Type	Checking	Payroll	Money Market

Account No.	3300627740	3300627736	3300627755

Account Purpose	Issue Checks	Payroll	Savings	Investment	PettyCash

Balance, End of Month	$183,404	$21,243	$257,464	$2,854,715	$1,000

Total Funds on Hand for all Accounts	$3,317,826

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 11/30/08

		Actual	Cumulative
		Current Month	(Case to Date)
	Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales	250,685	262,143
3	Interest Received	12,976	21,940
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions
7	COBRA Payment	2,108	4,216
8
9
10
11

12	Total Cash Receipts	265,769	288,299

	Cash Disbursements
13	Payments for Inventory	8,744	8,744
14	Selling
15	Administrative	16,502	26,442
16	Capital Expenditures
17	Principal Payments on Debt
18	Interest Paid
	Rent/Lease:
19	Personal Property
20	Real Property	—	3,882
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	12,885	12,885
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements		178
25	Other
26	Salaries/Commissions (less employee withholding)	29,054	29,054
27	Management Fees
	Taxes:
28	Employee Withholding	18,518	27,336
29	Employer Payroll Taxes	957	1,416
30	Real Property Taxes
31	Other Taxes
32	Other Cash Outflows:
33	401K contribution, loans	7,762	7,762
34	Dependend medical insurance	308	308
35
36
37

38	Total Cash Disbursements:	94,729	118,006

39	Net Increase (Decrease) in Cash	171,040	170,293

40	Cash Balance, Beginning of Period	3,146,786	3,147,533

41	Cash Balance, End of Period	3,317,826	3,317,826

STATEMENT OF CASH FLOWS
(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended

		Actual	Cumulative
		Current Month	(Case to Date)
Cash Flows From Operating Activities

1	Cash Received from Sales
2	Rent/Leases Collected
3	Interest Received
4	Cash Paid to Suppliers
5	Cash Paid for Selling Expenses
6	Cash Paid for Administrative Expenses
Cash Paid for Rents/Leases:
7	Personal Property
8	Real Property
9	Cash Paid for Interest
10	Cash Paid for Net Payroll and Benefits
Cash Paid to Owner(s)/Officer(s)
11	Salaries
12	Draws
13	Commissions/Royalties
14	Expense Reimbursements
15	Other
Cash Paid for Taxes Paid/Deposited to Tax Acct.
16	Employer Payroll Tax
17	Employee Withholdings
18	Real Property Taxes
19	Other Taxes
20	Cash Paid for General Expenses
21
22
23
24
25
26

27	Net Cash Provided (Used) by Operating Activities before Reorganization Items	$0	$0

Cash Flows From Reorganization Items

28	Interest Received on Cash Accumulated Due to Chp 11 Case
29	Professional Fees Paid for Services in Connection with Chp 11 Case
30	U.S. Trustee Quarterly Fees
31

32	Net Cash Provided (Used) by Reorganization Items	$0	$0

33	Net Cash Provided (Used) for Operating Activities and Reorganization Items	$0	$0

Cash Flows From Investing Activities

34	Capital Expenditures
35	Proceeds from Sales of Capital Goods due to Chp 11 Case
36

37	Net Cash Provided (Used) by Investing Activities	$0	$0

Cash Flows From Financing Activities

38	Net Borrowings (Except Insiders)
39	Net Borrowings from Shareholders, Partners, or Other Insiders
40	Capital Contributions
41	Principal Payments
42

43	Net Cash Provided (Used) by Financing Activities	$0	$0

44	Net Increase (Decrease) in Cash and Cash Equivalents	$0	$0

45	Cash and Cash Equivalents at Beginning of Month

46	Cash and Cash Equivalents at End of Month	$0	$0

Payroll Totals

Earnings	Amount	Federal Taxes		State/Local Taxes		Deductions				Net Pay
Gross	34,481.66	SS/Med	497.76	CA State	2,470.11	MEDDET	153.99	401K%%	554.17	6 Chks	21,373.23
SALARY	31,791.66	Fed Wt	6,732.40			CU401K	1,000.00	401KLN	1,700.00
COMM 1	2,690.00

Total Gross	34,481.66	Total Withholdings			9,700.27	Total Deductions			3,408.16	6 Total Net	21,373.23
Taxes

	Deposit	Total	Employer	Employee	Taxable	# of	Tax
Tax Type	Rosponsibility	Taxes	This Pay	This Pay	Wages	Employees	Rate	ID Number
Social Security/Medicare	ADP	995.52	497.76	497.76	34,327.67	5		943175152
Federal Withholding	ADP	6,732. 40		6,732.40	32,773.50	5		943175152

Federal Deposit		7,727.92	497.76	7,230.16

Federal Unemployment	ADP					5	.8000%	943175152
CA State Income Tax	ADP	2,470.11		2,470.11	32,773.50	5		400-1469 8
CA Unemployment	ADP					5	6.1000%	400-1469 8
CA Training Tax	ADP					5	.1000%	400-1469 8

ADP Responsibility		10,198.03	497.76	9,700.27

Total Taxes		10,198.03	497.76	9,700.27

Cash Flow Summary

	Amount	Account Number	Bank Number	Bank Name
Checks	21,373.23
Taxes — ADP Resp.	10,198.03
ADP Invoice	56.51
Cash Requirements	31,627.77	3300627736	121140399
Messages
We are responsible for depositing your payroll taxes listed above.

Client: 3F0		Period Covered: 11/01/2008 — 11/15/2008	Run:	22
TVIA INC		Check Date: 11/14/2008	Week:	45
	Payroll Summary		Qtr:	4
			Page:	1

Payroll Totals

Earnings	Amount	Federal Taxes		State/Local Taxes		Deductions				Net Pay
Gross	31,791.66	SS/Med	458.74	CA State	2,225.01	MEDDET	153.99	401K%%	554.17	5 Chks	20,565.85
SALARY	31,791.66	Fed Wt	6,133.90			CU401K	1,000.00	401KLN	1,700.00

Total Gross	31,791.66	Total Withholdings			8,817.65	Total Deductions			2,408.16	5 Total Net	20,565,.85
Taxes

	Deposit	Total	Employer	Employee	Taxable	# of	Tax
Tax Type	Responsibility	Taxes	This Pay	This Pay	Wages	Employees	Rate	ID Number
Social Security/Medicare	ADP	917.48	458.74	458.74	31,637.67	5		943175152
Federal Withholding	ADP	6,133.90		6,133.90	30,083.50	5		943175152

Federal Deposit		7,051.38	458.74	6,592.64

Federal Unemployment	ADP					5	.8000%	943175152
CA State Income Tax	ADP	2,225.01		2,225.01	30,083.50	5		400-1469 8
CA Unemployment	ADP					5	6.1000%	400-1469 8
CA Training Tax	ADP					5	.1000%	400-1469 8

ADP Responsibility		9,276.39	458.74	8,817.65

Total Taxes		9,276.39	458.74	8,817.65

Cash Flow Summary

	Amount	Account Number	Bank Number	Bank Name
Checks	20,565,85
Taxes — ADP Resp.	9,276.39
ADP Invoice	55.11
Cash Requirements	29,897.35	3300627736	121140399
Messages
We are responsible for depositing your payroll taxes listed above.

Client: 3F0		Period Covered: 11/16/2008 — 11/30/2008	Run:	23
TVIA INC		Check Date: 11/28/2008	Week:	46
	Payroll Summary		Qtr:	4
			Page:	1

1200 Crown Colony Drive, CC1-3 Quincy, Ma. 02169-0938	TVIA, INC. Account Number: DE2645	Account Statement November 1, 2008 — November 30, 2008 Page 1 of 11
TABLE OF CONTENTS

Account Reconciliation	2
Balance Sheet	3
Holdings by Sector	4
Income Summary	5
Income Schedule	6
Transaction Schedule	7
KEITH YEE
TVIA INC.
4001 BURTON DRIVE
SANTA CLARA, CA 95054
For Account Inquiries Call 1-800-392-9244

Settlement Date Reporting 12/03/08

Account Reconciliation November 1, 2008 — November 30, 2008 Page 2 of 11
TVIA, INC.
Account Number: DE2645

	Cash	Tax Cost	Market Value

Beginning Value	0.00	3,069,413.37	3,091,951.50

Receipts
Money Market Income	29.82	29.82	29.82
Interest	22,199.25	22,199.25	22,199.25
Sell Accrued Income	11,027.78	11,027.78	11,027.78
Total Proceeds on Sales	3,071,875.69
Realized Gain or Loss on Sales		2,432.50	2,432,50
Transfers In	33,256.85	33,256.85	33,256.85
Subtotal Receipts	3,138,389.39	68,946.20	68,946.20
Disbursements
Purchase	(2,854,744.82)
Transfers Out	(33,256.85)	(33,256.85)	(33,256.85)
Cash Disbursements	(250,387.72)	(250,387.72)	(250,387.72)
Subtotal Disbursements	(3,138,389.39)	(283,644.57)	(283,644.57)

Non Cash Activity		0.00	0.00

Change in Unrealized Gain(Loss)			(22,538.13)

Net Change in Value	0.00	(214,698.37)	(237,236.50)

Ending Value	0.00	2,854,715.00	2,854,715.00
Settlement Date Reporting
12/03/08

Balance Sheet November 1, 2008 — November 30, 2008 Page 3 of 11
TVIA, INC.
Account Number: DE2645

			% of
	Tax Cost	Tax Cost	Tax	Market Value	Market Value	% of	Accrued
	Beginning	Ending	Cost	Beginning	Ending	Market	Income

Cash	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Cash and Equivalents	2,069,155.87	2,854,715.00	100.00	2,091,166.50	2,854,715.00	100.00	353.53
Government and Agency Bonds	1,000,257.50	0.00	0.00	1,000,785.00	0.00	0.00	0.00
Corporate Bonds	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Fixed Income	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Equities	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Foreign Assets	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Assets	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total Assets	3,069,413.37	2,854,715.00	100.00	3,091,951.50	2,854,715.00	100.00	353.53

Percentages may not total to 100 percent due to rounding	Settlement Date Reporting 12/03/08

Holdings by Sector November 30, 2008 Page 4 of 11
TVIA, INC.
Account Number: DE2645

							Estimated
Shares/Units						Unrealized	Annual Income/
Original Face	Description	CUSIP	Tax Cost	Current Price	Market Value	Gain/Loss	Accured Income

CASH AND EQUIVALENTS
	CASH BALANCE		0.00		0.00

CASH AND EQUIVALENTS
MON MKT FED GOVT ST EXEMPT
2,854,715.000	DREYFUS TREASURY & AGY CASH MGMT FD	CM1DTRXA2	2,854,715.00	1.000	2,854,715.00	0.00	8,564.15
							353.53

TOTAL MON MKT FED GOVT ST EXEMPT			2,854,715.00		2,854,715.00	0.00	8,564.15
							353.53

TOTAL CASH AND EQUIVALENTS			2,854,715.00		2,854,715.00	0.00	8,564.15
							353.53

TOTAL ACCOUNT HOLDINGS			2,854,715.00		2,854,715.00	0.00	8,564.15
							353.53
Settlement Date Reporting
12/03/08

Income Summary November 1, 2008 — November 30, 2008 Page 5 of 11
TVIA, INC.
Account Number: DE2645

				Sold &
	Beginning	Earned	Purchased	Received	Ending	Year To Date
	Accrual	Income	Income	Income	Accrual	Income

Cash and Equivalents	29.82	22,552.78	0.00	22,229.07	353.53	127,348.18
Government and Agency Bonds	9,805.56	1,222.22	0.00	11,027.78	0.00	10,496.53
Corporate Bonds	0.00	0.00	0.00	0.00	0.00	0.00
Other Fixed Income	0.00	0.00	0.00	0.00	0.00	0.00
Equities	0.00	0.00	0.00	0.00	0.00	0.00
Foreign Assets	0.00	0.00	0.00	0.00	0.00	0.00
Other Assets	0.00	0.00	0.00	0.00	0.00	0.00
Total Account	9,835.38	23,775.00	0.00	33,256.85	353.53	137,844.71

Details may not sum to totals due to rounding	Settlement Date Reporting 12/03/08

Income Schedule November 1, 2008 — November 30, 2008 Page 6 of 11
TVIA, INC.
Account Number: DE2645

							Sold &
Shares/				Beginning	Earned	Purchased	Received	Ending
Units	Description		CUSIP	Accrual	Income	Income	Income	Accrual

Cash and Equivalents
0.000	TOYOTA MTR CRDT CO DISC C/P	11/28/08	89233GLU8	0.00	4,912.05	0.00	4,912.05	0.00
0.000	GEN ELEC CAPT CP DISC C/P	11/28/08	36959HLU9	0.00	1,241.81	0.00	1,241.81	0.00
0.000	TOYOTA MTR CRDT	12/31/08	89233GMX1	0.00	3.328.47	0.00	3,328.47	0.00
0.000	GEN ELEC CAP CORP	3/31/09	36959RQX6	0.00	2,145.78	0.00	2.145.78	0.00
0.000	GENERAL ELEC CAP SVC	4/30/09	36959RRW7	0.00	1,826.00	0.00	1,826.00	0.00
0.000	FHLMC ZERO CPN	12/31/08	313396V42	0.00	3,323.05	0.00	3,323.05	0.00
0.000	FHLMC (FED MH LN MTG)	3/30/09	313397DS7	0.00	2,555.84	0.00	2,555.84	0.00
0.000	FHLB (FED HM LN BK)	7/31/09	313385JV9	0.00	2,866.25	0.00	2,866.25	0.00
2,854,715.000	DREYFUS TREASURY & AGY CASH MGMT FD		CM1DTRXA2	29.82	353.53	0.00	29.82	353.53

Total Cash and Equivalents				29.82	22,552.78	0.00	22,229.07	353.53

Government and Agency Issues
0.000	FHLB (FED HM LN BK) 2.25%	1/07/09	3133XQN40	6,375.00	500.00	0.00	6,875.00	0.00
0.000	FNMA (FED NAT MTG) 3.25%	2/15/09	31359MTZ6	3,430.56	722.22	0.00	4,152.78	0.00

Total Government and Agency Issues				9,805.56	1,222.22	0.00	11,027.78	0.00

Total Income				9,835.38	23,775.00	0.00	33,256.85	353.53

Settlement Date Reporting
Details may not sum to totals due to rounding	12/03/08

Transaction Schedule November 1, 2008 — November 30, 2008 Page 7 of 11
TVIA, INC.
Account Number: DE2645
Receipts

Posting	Trade						Realized	Cash
Date	Date	Activity	CUSIP	Description	Shares/Units	Tax Cost	Gain/Loss	Amount

Money Market Income

Cash and Equivalents
11/03/08	11/03/08 Income		CM1DTRXA2	DREYFUS TREASURY & AGY CASH MGMT FD	0.000	0.00	0.00	29.82
				INTEREST FROM 10/1/08 TO 10/31/08

Subtotal Cash and Equivalents								29.82
Total Money Market Income								29.82

Interest

Cash and Equivalents
11/17/08	11/17/08 Income		313385JV9	FHLB (FED HM LN BK) 7/31/09	0.000	0.00	0.00	2,866.25
				250,000 PAR VALUE AT 98.606224%
11/17/08	11/17/08 Income		313396V42	FHLMC ZERO CPN 12/31/08	0,000	0.00	0.00	3,323.05
				250,000 PAR VALUE AT 99.938888%
11/17/08	11/17/08 Income		313397DS7	FHLMC (FED HM LN MTG) 3/30/09	0.000	0.00	0.00	2,555.84
				200,000 PAR VALUE AT 99.48278%
11/17/08	11/17/08 Income		36959HLU9	GEN ELEC CAPT CP DISC C/P 11/28/08	0.000	0.00	0.00	1,241.81
				125,000 PAR VALUE AT 99.969448%
11/17/08	11/17/08 Income		36959RQX6	GEN ELEC CAP CORP 3/31/09	0.000	0.00	0.00	2,145.78
				200,000 PAR VALUE AT 99.255555%
11/17/08	11/17/08 Income		36959RRW7	GENERAL ELEC CAP SVC 4/30/09	0.000	0.00	0.00	1,826.00
				200,000 PAR VALUE AT 99.043335%
11/17/08	11/17/08 Income		89233GLUB	TOYOTA MTR CRDT CO DISC C/P 11/28/08	0.000	0.00	0.00	4,912.05
				375,000 PAR VALUE AT 99.98013867%
11/17/08	11/17/08 Income		B9233GMX1	TOYOTA MTR CRDT 12/31/08	0.000	0.00	0.00	3,328.47
				250,000 PAR VALUE AT 99.816668%

Subtotal Cash and Equivalents								22,199.25

Total Interest								22,199.25

Settlement Date Reporting 12/03/08

Transaction Schedule November 1, 2008 — November 30, 2008 Page 8 of 11
TVIA, INC.
Account Number: DE2645
Receipts (Continued)

Posting	Trade						Realized	Cash
Date	Date	Activity	CUSIP	Description	Shares/Units	Tax Cost	Gain/Loss	Amount

Accrued Income Sold

Government and Agency Bonds
11/17/08	11/17/08	Sell Accrd Int	3133XQN40	FHLB (FED HM LN BK) 2.25% 1/07/09	0.000	0.00	0.00	6,875.00
11/17/08	11/17/08	Sell Accrd Int	31359MTZ6	FNMA (FED NAT MTG) 3.25% 2/15/09	0.000	0.00	0.00	4,152.78

Subtotal Government and Agency Bonds								11,027.78

Total Accrued Income Sold								11,027.78

Sales and Maturities — Gains

Cash and Equivalents
11/03/08	11/03/08	SOLD	CM1DTRXA2	DREYFUS TREASURY & AGY CASH MGMT FD	(250,000.000)	(250,000.00)	0.00	250,000.00
11/12/08	11/12/08	SOLD	CM1DTRXA2	DREYFUS TREASURY & AGY CASH MGMT FD	(29.820)	(29.82)	0.00	29.82
11/17/08	11/17/08	SOLD	313385JV9	FHLB (FED HM LN BK) 7/31/09 250,000 PAR VALUE AT 98.606224%	(250,000.000)	(243,649.31)	0.00	243,649.31
11/17/08	11/17/08	SOLD	313396V42	FHLMC ZERO CPN 12/31/08 250,000 PAR VALUE AT 99.938888%	(250,000.000)	(246,524.17)	0.00	246,524.17
11/17/08	11/17/08	SOLD	313397DS7	FHLMC (FED HM LN MTG) 3/30/09 200,000 PAR VALUE AT 99.48278%	(200,000.000)	(196,409.72)	0.00	196,409.72
11/17/08	11/17/08	SOLD	36959HLU9	GEN ELEC CAPT CP DISC C/P 11/28/08 125,000 PAR VALUE AT 99.969448%	(125,000.000)	(123,720.00)	0.00	123,720.00
11/17/08	11/17/08	SOLD	36959RQX6	GEN ELEC CAP CORP 3/31/09 200,000 PAR VALUE AT 99.255555%	(200,000.000)	(196,365.33)	0.00	196,365.33
11/17/08	11/17/08	SOLD	36959RRW7	GENERAL ELEC CAP SVC 4/30/09 200,000 PAR VALUE AT 99.043335%	(200,000.000)	(196,260.67)	0.00	196,260.67
11/17/08	11/17/08	SOLD	89233GLU8	TOYOTA MTR CRDT CO DISC C/P 11/28/08 375,000 PAR VALUE AT 99.98013867%	(375,000.000)	(370,013.47)	0.00	370,013.47
11/17/08	11/17/08	SOLD	89233GMX1	TOYOTA MTR CRDT 12/31/08 250,000 PAR VALUE AT 99.816668%	(250,000.000)	(246,213.20)	0.00	246,213.20

Subtotal Cash and Equivalents						(2,069,185.69)		2,069,185.69
Settlement Date Reporting
12/03/08

Transaction Schedule November 1, 2008 — November 30, 2008 Page 9 of 11
TVIA, INC.
Account Number: DE2645
Receipts (Continued)

Posting	Trade						Realized	Cash
Date	Date	Activity	CUSIP	Description	Shares/Units	Tax Cost	Gain/Loss	Amount

Safes and Maturities — Gains (Continued)

Government and Agency Bonds
11/17/08	11/17/08	SOLD	3133XQN40	FHLB (FED HM LN BK) 2.25% 1/07/09 500,000 PAR VALUE AT 100.109%	(500,000.000)	(498,582.50)	1,962.50	500,545.00
11/17/08	11/17/08	SOLD	31359MTZ6	FNMA (FED NAT MTG) 3.25% 2/15/09 500,000 PAR VALUE AT 100.429%	(500,000.000)	(501,675.00)	470.00	502,145.00

Subtotal Government and Agency Bonds						(1,000,257.50)	2,432.50	1,002,690.00

Total Sales and Maturities — Gains						(3,069,443.19)	2,432.50	3,071,875.69

Transfers

Non Asset Related				CASH RECEIPT	0.000	0.00	0.00	33,256.85
11/28/08	11/28/08 Receipt			TRANSFER FROM INCOME

Subtotal Non Asset Related								33,256.85

Total Transfers								33,256.85

Total Receipts						(3,069,443.19)	2,432.50	3,138,389.39

Settlement Date Reporting 12/03/08

Transaction Schedule November 1, 2008 — November 30, 2008 Page 10 of 11
TVIA, INC.
Account Number: DE2645
Disbursements

Posting	Trade						Realized	Cash
Date	Date	Activity	CUSIP	Description	Shares/Units	Tax Cost	Gain/Loss	Amount

Purchases

Cash and Equivalents
11/04/08	11/04/08	Purchase	CM1DTRXA2	DREYFUS TREASURY & AGY CASH MGMT FD	29.820	29.82	0.00	(29.82)
11/18/08	11/18/08	Purchase	CM1DTRXA2	DREYFUS TREASURY & AGY CASH MGMT FD	2,854,715.000	2,854,715.00	0.00	(2,854,715.00)

Subtotal Cash and Equivalents						2,854,744.82		(2,854,744.82)

Total Purchases						2,854,744.82		(2,854,744.82)

Transfers Out

Non Asset Related
11/28/08	11/28/08	Disbursement		CASH DISBURSEMENT TRANSFER TO PRINCIPAL	0.000	0.00	0.00	(33,256.85)

Subtotal Non Asset Related								(33,256.85)

Total Transfers Out								(33,256.85)
Settlement Date Reporting
12/03/08

Transaction Schedule November 1, 2008 — November 30, 2008 Page 11 of 11
TVIA, INC.
Account Number: DE2645
Disbursements (Continued)

Posting	Trade						Realized	Cash
Date	Date	Activity	CUSIP	Description	Shares/Units	Tax Cost	Gain/Loss	Amount

Cash Disbursements

Non Asset Related
11/03/08	11/03/08	Disbursement		CASH DISBURSEMENT PAID TO SILICON VALLEY BANK PAYMENT PER CLIENT REQUEST WIRE TO SILICON VALLEY BANK	0.000	0.00	0.00	(250,000.00)
11/10/08	11/10/08	Fee		CASH DISBURSEMENT PAID TO CAPITAL ADVISORS GROUP INVESTMENT MANAGEMENT FEE FEES FOR OCTOBER 2008	0.000	0.00	0.00	(387.72)

Subtotal Non Asset Related								(250,387.72)

Total Cash Disbursements								(250,387.72)

Total Disbursements						2,854,744.82	0.00	(3,138,389.39)

Settlement Date Reporting 12/03/08

System:	12/12/2008	3:32:33 PM	TVIA US GL	Page:	1
User Date:	12/12/2008		VENDOR CHECK REGISTER REPORT Payables Management	User ID:	pding

Ranges:	From:	To:		From:	To:
Check Number	First	Last	Check Date	11/1/2008	11/30/2008
Vendor ID	First	Last	Checkbook ID	First	Last
Vendor Name	First	Last
Sorted By: Check Date

*	Voided Checks

Check Number	Vendor ID	Vendor Check Name	Check Date	Checkbook ID	Audit Trail Code	Amount

111	UNU01	UNUM LIFE INSURANCE	11/3/2008	SVB DIP CKING	PMIRX00001756	$80.00
112	ELU02	ANTHEM BLUE CROSS	11/3/2008	SVB DIP CKING	PMTRX00001756	$4,325.00
113	COP01	COPOWER	11/3/2008	SVB DIP CKING	PMTRX00001756	$807.30
110	PUB01	Public Storage	11/6/2008	SVB DIP CKING	PMIRX00001756	$327.41
114	PAC05	Pacific Gas and Electric Compa	11/12/2008	SVB DIP CKING	PMIRX00001756	$619.05
15000	SLE01	Sleuthl.com Investigations, In	11/18/2008	SVB DIP CKING	PMIRX00001760	$2,000.00
15001	DIN01	DING, HONG PING	11/19/2008	SVB DIP CKING	PMCHK00000520	$149.95
15002	1-801	1-800-CONFERENCE(R)	11/19/2008	SVB DIP CKING	PMCHK00000521	$402.70
15003	48001	4800 GAP Associates, LLC	11/19/2008	SVB DIP CKING	PMCHK00000521	$31.16
15004	ASE02	ADVANCED SEMICONDUCTOR ENGINEE	11/19/2008	SVB DIP CKING	PMCHK00000521	$8,743.68
15006	ATT03	AT&T	11/19/2008	SVB DIP CKING	PMCHK00000521	$369.95
15007	ATT03	AT&T Long Distance	11/19/2008	SVB DIP CKING	PMCHK00000521	$108.37
REMIT000000000000358	BAN01	Banc of America Leasing	11/19/2008		PMCHK00000521	$0.00
REMIT000000000000363	BAR01	Margaret Baran	11/19/2008		PMCHK00000521	$0.00
15008	BAY01	Bay Area Internet Solutions —	11/19/2008	SVB DIP CKING	PMCHK00000521	$960.00
REMIT000000000000359	BAY03	BAY ALARM	11/19/2008		PMCHK00000521	$0.00
15005	BRO02	Allied Waste Services #915	11/19/2008	SVB DIP CKING	PMCHK00000521	$347.55
15009	BRO03	Broadridge	11/19/2008	SVB DIP CKING	PMCHK00000521	$351.45
REMIT000000000000360	CAM01	CAMPEAU GOODSELL SMITH LAW CO.	11/19/2008		PMCHK00000521	$0.00
15010	CON01	Jan-Pro Cleaning Systems	11/19/2008	SVB DIP CKING	PMCHK00000521	$595.00
15011	DEL02	Deluxe Business Checks and Sol	11/19/2008	SVB DIP CKING	PMCHK00000521	$133.83
15012	DEP02	Depository Trust Company	11/19/2008	SVB DIP CKING	PMCHK00000521	$120.00
REMIT000000000000361	DIN02	Ding, Wenjun	11/19/2008		PMCHK00000521	$0.00
REMIT000000000000362	FED01	FEDERAL EXPRESS CORP.	11/19/2008		PMCHK00000521	$0.00
15013	GRE08	Great-West Life & Annuity	11/19/2008	SVB DIP CKING	PMCHK00000521	$2,254.17
15014	INS03	Insight	11/19/2008	SVB DIP CKING	PMCHK00000521	$2,741.77
15016	KON03	Konica Minolta Business	11/19/2008	SVB DIP CKING	PMCHK00000521	$356.22
15017	LIV01	LIVING WATER FOUNTAIN	11/19/2008	SVB DIP CKING	PMCHK00000521	$640.00
REMIT000000000000364	CNE02	OneBeacon	11/19/2008		PMCHK00000521	$0.00
15018	PAC01	AT&T	11/19/2008	SVB DIP CKING	PMCHK00000521	$381.51
REMIT000000000000365	PAC05	Pacific Gas and Electric Compa	11/19/2008		PMCHK00000521	$0.00
15019	PIT03	Pitney Bowes	11/19/2008	SVB DIP CKING	PMCHK00000521	$58.29
15015	STA07	Jefferson Stamp	11/19/2008	SVB DIP CKING	PMCHK00000521	$303.00
REMIT000000000000366	WIL03	WILSON SONSINI GOODRICH & ROSA	11/19/2008		PMCHK00000521	$0.00
15022	BAR01	Margaret Baran	11/25/2008	SVB DIP CKING	PMCHK00000522	$308.42
15023	TVI03	TVIA, INC.	11/25/2008	SVB DIP CKING	PMCHK00000522	$100.00
15021	GRE08	Great-West Life & Annuity	11/25/2008	SVB DIP CKING	PMTRX00001766	$5,508.34

Total Checks:	37		Total Amount of Checks:			$33,124.12

Statement of Account

THIS STATEMENT DATE	11-30-08
LAST STATEMENT DATE	10-31-08
ACCOUNT NUMBER	3300627736
ENCLOSURE DEBITS	11
TVIA INC
AS DEBTOR IN POSSESSION PAYROL
4001 BURTON DR
SANTA CLARA CA 95054
3300627736          BUSINESS CHECKING

PREVIOUS BALANCE	10-31-08	21,830.77
+DEPOSITS/CREDITS	2	61,000.00
-CHECKS/DEBITS	19	61,588.04
-SERVICE CHARGE		.00
CURRENT BALANCE		21,242.73
DESCRIPTIVE TRANSACTIONS

DATE	TRACER	DESCRIPTION	AMOUNT
11-12	291080	BOOK TRANSFER CREDIT FROM ACCOUNT 3300627740	31000.00
11-13	32	WIRE OUT 081113L1B77D1C000067 200831800281; BNF DEUTSCHE BANK TRUST COMPANY AMERICA; OBI FOR	10198.03-
11-25	298197	BOOK TRANSFER CREDIT FROM ACCOUNT 3300627740	30000.00
11-25	33	WIRE OUT 081125L1B77D1C001171 200833004182; BNF DEUTSCHE BANK TRUST COMPANY AMERICA; OBI FOR	9276.39-
11-26	12	ANALYSIS SERVICE CHARGE	30.03-
EFT ACTIVITY

DATE	TRACER	DESCRIPTION	AMOUNT
11-05	2310	ADP PAYROLL FEES ADP — FEES TVIA INC
11-05	2310	ADP PAYROLL FEES ADP — FEES TVIA INC	16.90-
11-05	2310	ADP PAYROLL FEES ADP — FEES TVIA INC	55.11-
11-13	2318	ADP PAYROLL FEES ADP — FEES TVIA INC	16.00-
11-19	2324	ADP PAYROLL FEES ADP — FEES TVIA INC	56.51-
CHECKS PAID

SERIAL #	DATE	AMOUNT
10027	11-03	6442.46
10028	11-03	4520.10
10029	11-03	3627.36
10030	11-03	3434.69
10031	11-03	2541.23
10032	11-19	6442.46
10033	11-17	4520.09
10034	11-17	3627.36
10035	11-17	3434.70
10036	11-17	2541.23
10037	11-18	807.39
DAILY BALANCE SUMMARY

DATE	BALANCE
10-31	21830.77
11-12	32192.92
11-18	7048.12
11-26	21242.73
11-03	1264.93
11-13	21978.89
11-19	549.15
11-05	1192.92
11-17	7855.51
11-25	21272.76
SEND ORIGINAL AUDIT CONFIRMATION REQUESTS TO: THE
ATTN AUDIT CONF/R&R, 3003 TASMAN DR, SANTA CLARA, CA 95054

CHECKS OUTSTANDING							CHECKBOOK RECONCILIATION

DATE OR #	AMOUNT	DATE OR #	AMOUNT	DATE OR #		AMOUNT

							ENTER	BALANCE THIS STATEMENT	$

							ADD	RECENT DEPOSITS (NOT CREDITED ON STATEMENT)	$

								SUBTOTAL	$

							SUBTRACT ð	TOTAL CHECKS OUTSTANDING

				TOTAL	$				$

BALANCE should agree with your chockbool: balance after deducting charges and adding credits not shown in your check bank: but included on this statement as follows.								BALANCE	$
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Change-DEDUCT

PLEASE REPORT ANY ERRORS OR OMISSIONS WITHIN 14 DAYS. OTHERWISE THIS STATEMENT WILL BE CONSIDERED CORRECT AND CHECKS GENUINE. ALL DEPOSITS AND CREDITS ARE SUBJECT TO FINAL PAYMENT.
If your checkbook and statement do not balance, have you:
☐	Accounted for bank charges?

☐	Verified additions and sub-tractions in your checkbook?

☐	Compared cancelled checks to check stub?

☐	Compared deposit amounts on statement to your checkbook?
Any charges (or imprinted checks includes state sales lax computed at the current rate, when applicable.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS
Telephone us at (408) 654-7400 or write us at: Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer listed on this statement or receipt. We must hear from you no later than 60 (days after we sent you the FIRST statement on which the problem or error appeared. II you fail to notify us of unauthorized use or errors within this time, you will be precluded from asserting the unauthorized use or error against us and we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s). If you have a question concerning your statement, please be prepared to:
1.	Tell us your name and account number.

2.	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

3.	Tell us the dollar amount of the suspected error.
If you tell us orally, we may require that you send us your complaint or question in writing within 10 business days.
We will tell you the results of our investigation within 10 business days after we hear from you and will correct any error promptly. If we need more time however, we may lake up to 45 days (90 days for new accounts, POS or foreign-initiated transactions) to investigate your complaint or question. If we decide to do this, we will credit your account within 10 business days for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not credit your account.
For errors involving new accounts, point-of-sale, or foreign-initiated transactions, we may take up to 90 days to investigate your compliant or question. For new accounts, we may take up to 20 business days to credit your account for the amount you think is in error.
We will tell you the results within 3 business days after completing our investigation. If we decide that there was no error, we will send you a written explanation. You may ask for copies of the documents that we used in our investigation.
IN CASE OF FRAUD:
If you suspect a check was issued without your authorization, such as a forgery, alteration, or any unauthorized electronic use of your account (we refer to all of these as “unauthorized uses”), report your findings to us immediately, Unless you notify us promptly, we will assume the statement is correct. You must notify us of any unauthorized uses or other errors promptly, but never longer than 60 days from the statement date. If you fail to notify us of unauthorized uses or errors within this time, you will be precluded from asserting the unauthorized use or error against us.
Prompt action on your part can prevent further tosses. If we send you a statement which discloses an unauthorized use, you must notify us promptly of that fact within the time noted on the statement (if one is noted), but no later than thirty (30) days after we mail or deliver the statement to you. If you do not, we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s).
DORMANT AND ABANDONED ACCOUNTS
Your account is usually considered dormant if you have not performed at least one of the following activities for the period of one year: made a deposit or withdrawal, written to us about the account, or otherwise shown an interest in the account, such as asking us to keep the account active. You usually need to initiate the activity. Therefore, the bank charges and interest payments and automatic deposits and withdrawals, are usually not considered activity.
We are required by the unclaimed properly laws lo turn over accounts considered abandoned to the applicable state. Before we turn over an abandoned account, we may send a notice to the address we currently show for the account statement.
State and federal law and our policy govern when accounts are considered abandoned. The applicable stale law is generally the state listed in the address for your account statement.
After we turn the funds over to the applicable state, we have no further liability to you for the funds and you must apply to the appropriate state agency to reclaim your funds.
FUNDS AVAILABILITY POLICY
Our policy is to allow you to withdraw funds deposited into your account on the first business day after the day on which the deposit is received. Funds from electronic direct deposits will be made available on the day the deposit is received. The bank may however, on a case-by-case basis, delay the availability of funds from certain types of deposits beyond the first business day. Then, the funds will generally be available by the fifth business day after the day the deposit was received, provided that the period of delay does not exceed the availability requirements established under the law (Regulation CC). For a complete copy of Silicon Valley Bank’s Funds Availability Policy please contact our office (408) 654-7400 or write us at Silicon Valley Bank Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us.
Member FDIC Member Federal Reserve System
SVB Silicon Valley Bank refers to Silicon Valley Bank, the California bank subsidiary of SVB Financial Group. ©2007 Silicon Valley Bank.®
All rights reserved. Rev. 01-30-07

#10027 Paid 11/03/08 $6,442.46

#10028 Paid 11/03/08 $4,520.10

#10029 Paid 11/03/08 $3,627.36

#10030 Paid 11/03/08 $3,434.69

#10031 Paid 11/03/08 $2,541.23

#10032 Paid 11/19/08 $6,442.46

#10033 Paid 11/17/08 $4,520.09

#10034 Paid 11/17/08 $3,627.36

#10035 Paid 11/17/08 $3,434.70

#10036 Paid 11/17/08 $2,541.23

Statement of Account

THIS STATEMENT DATE 11-30-08
LAST STATEMENT DATE 10-31-08
ACCOUNT NUMBER 3300627740

ENCLOSURE DEBITS 25
TVIA INC
AS DEBTOR IN POSSESSION CHECKING
4001 BURTON DR
SANTA CLARA CA 95054
3300627740          BUSINESS CHECKING

PREVIOUS BALANCE	10-31-08	34,624.55
+DEPOSITS/CREDITS	4	256,438.01
-CHECKS/DEBITS	28	99,350.25
-SERVICE CHARGE		.00
CURRENT BALANCE		191,712.31
DESCRIPTIVE TRANSACTIONS

DATE	TRACER	DESCRIPTION	AMOUNT
11-03	33	WIRE IN 081103A1Q002BC002752	250000.00
		200830802499; ORG TVIA, INC.; O
		BI TVIA, INC.; REF 05900000000
11-12	291080	BOOK TRANSFER DEBIT	31000.00	-
		TO ACCOUNT 3300627736
11-17	6	SELL 4325.32	4325.32
		SVB SECURITIES INST LIQUID RES
11-19	1	DEPOSIT	2107.98
11-19	2	Dividends	4.71
		SVB SECURITIES INSTL LIQUID RE
11-25	298197	BOOK TRANSFER DEBIT	30000.00	-
		TO ACCOUNT 3300627736
11-26	12	ANALYSIS SERVICE CHARGE	17.30	-
CHECKS PAID

SERIAL #	DATE	AMOUNT
	15000 11-24	2000.00
	15001 11-26	149.95
	15002 11-28	402.70
	15004*11-25	8743.68
	15006*11-28	369.95
	15008*11-26	960.00
	15010*11-26	595.00
	15013*11-26	2254.17
	15014 11-26	2741.77
	15018*11-28	381.51
	15019 11-28	58.29
	*11-25	619.05
	*11-13	261.39
	*11-13	80.00
	*11-12	4325.00
	*11-12	218.70
	*11-10	6892.75
	*11-10	327.41
	*11-10	248.37
	*11-10	62.83
	*11-07	4032.00
	*11-07	1173.63
	*11-07	450.00
	*11-07	177.50
	*11-06	807.30
DAILY BALANCE SUMMARY

DATE	BALANCE
10-31	34624.55
11-07	277984.12
11-13	234567.67
11-24	239005.68
11-28	191712.31
11-03	284624.55
11-10	270452.76
11-17	238892.99
11-25	199642.95
11-06	283817.25
11-12	234909.06
11-19	241005.6B
11-26	192924.76

CHECKS OUTSTANDING							CHECKBOOK RECONCILIATION

DATE OR #	AMOUNT	DATE OR #	AMOUNT	DATE OR #		AMOUNT

							ENTER	BALANCE THIS STATEMENT	$

							ADD	RECENT DEPOSITS (NOT CREDITED ON STATEMENT)	$

								SUBTOTAL	$

							SUBTRACT ð	TOTAL CHECKS OUTSTANDING

				TOTAL	$				$

BALANCE should agree with your chockbool: balance after deducting charges and adding credits not shown in your check bank: but included on this statement as follows.								BALANCE	$
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Change-DEDUCT

PLEASE REPORT ANY ERRORS OR OMISSIONS WITHIN 14 DAYS. OTHERWISE THIS STATEMENT WILL BE CONSIDERED CORRECT AND CHECKS GENUINE. ALL DEPOSITS AND CREDITS ARE SUBJECT TO FINAL PAYMENT.
If your checkbook and statement do not balance, have you:
☐	Accounted for bank charges?

☐	Verified additions and sub-tractions in your checkbook?

☐	Compared cancelled checks to check stub?

☐	Compared deposit amounts on statement to your checkbook?
Any charges (or imprinted checks includes state sales lax computed at the current rate, when applicable.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS
Telephone us at (408) 654-7400 or write us at: Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer listed on this statement or receipt. We must hear from you no later than 60 (days after we sent you the FIRST statement on which the problem or error appeared. II you fail to notify us of unauthorized use or errors within this time, you will be precluded from asserting the unauthorized use or error against us and we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s). If you have a question concerning your statement, please be prepared to:
1.	Tell us your name and account number.

2.	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

3.	Tell us the dollar amount of the suspected error.
If you tell us orally, we may require that you send us your complaint or question in writing within 10 business days.
We will tell you the results of our investigation within 10 business days after we hear from you and will correct any error promptly. If we need more time however, we may lake up to 45 days (90 days for new accounts, POS or foreign-initiated transactions) to investigate your complaint or question. If we decide to do this, we will credit your account within 10 business days for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not credit your account.
For errors involving new accounts, point-of-sale, or foreign-initiated transactions, we may take up to 90 days to investigate your compliant or question. For new accounts, we may take up to 20 business days to credit your account for the amount you think is in error.
We will tell you the results within 3 business days after completing our investigation. If we decide that there was no error, we will send you a written explanation. You may ask for copies of the documents that we used in our investigation.
IN CASE OF FRAUD:
If you suspect a check was issued without your authorization, such as a forgery, alteration, or any unauthorized electronic use of your account (we refer to all of these as “unauthorized uses”), report your findings to us immediately, Unless you notify us promptly, we will assume the statement is correct. You must notify us of any unauthorized uses or other errors promptly, but never longer than 60 days from the statement date. If you fail to notify us of unauthorized uses or errors within this time, you will be precluded from asserting the unauthorized use or error against us.
Prompt action on your part can prevent further tosses. If we send you a statement which discloses an unauthorized use, you must notify us promptly of that fact within the time noted on the statement (if one is noted), but no later than thirty (30) days after we mail or deliver the statement to you. If you do not, we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s).
DORMANT AND ABANDONED ACCOUNTS
Your account is usually considered dormant if you have not performed at least one of the following activities for the period of one year: made a deposit or withdrawal, written to us about the account, or otherwise shown an interest in the account, such as asking us to keep the account active. You usually need to initiate the activity. Therefore, the bank charges and interest payments and automatic deposits and withdrawals, are usually not considered activity.
We are required by the unclaimed properly laws lo turn over accounts considered abandoned to the applicable state. Before we turn over an abandoned account, we may send a notice to the address we currently show for the account statement.
State and federal law and our policy govern when accounts are considered abandoned. The applicable stale law is generally the state listed in the address for your account statement.
After we turn the funds over to the applicable state, we have no further liability to you for the funds and you must apply to the appropriate state agency to reclaim your funds.
FUNDS AVAILABILITY POLICY
Our policy is to allow you to withdraw funds deposited into your account on the first business day after the day on which the deposit is received. Funds from electronic direct deposits will be made available on the day the deposit is received. The bank may however, on a case-by-case basis, delay the availability of funds from certain types of deposits beyond the first business day. Then, the funds will generally be available by the fifth business day after the day the deposit was received, provided that the period of delay does not exceed the availability requirements established under the law (Regulation CC). For a complete copy of Silicon Valley Bank’s Funds Availability Policy please contact our office (408) 654-7400 or write us at Silicon Valley Bank Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us.
Member FDIC Member Federal Reserve System
SVB Silicon Valley Bank refers to Silicon Valley Bank, the California bank subsidiary of SVB Financial Group. ©2007 Silicon Valley Bank.®
All rights reserved. Rev. 01-30-07

Statement of Account

THIS STATEMENT DATE 11-30-08 LAST STATEMENT DATE 10-31-08 ACCOUNT NUMBER 3300627755

ENCLOSURE DEBITS
TVIA INC
AS DEBTOR IN POSSESSION MMA
4001 BURTON DR
SANTA CLARA CA 95054
3300627755          MONEY MARKET ACCOUNT

PREVIOUS BALANCE	10-31-08	6,754.51
+DEPOSITS/CREDITS	7	250,685,00
-CHECKS/DEBITS		.00
-SERVICE CHARGE		.00
+INTEREST PAID		24.96
CURRENT BALANCE		257,464.47
DESCRIPTIVE TRANSACTIONS

DATE	TRACER	DESCRIPTION	AMOUNT
11-05	31	WIRE IN 081105B1Q9182C000169 200831000098; ORG KANEMATSU CORPORATION;OBI COST OF GOODS; REF	100000.00
11-12	31	WIRE IN 081112B1Q8984C000328 200831700010; ORG LENKENG TECHNOLOGY LIMITED;REF TT GZC70592	7980.00
11-17	36	WIRE IN 081117B1Q9121C000315 200832200300; ORG ZHOU QING QUAN SHEN ZHEN NAN SHAN; OBI /ROC/	13989.00
11-21	35	WIRE IN 081121B1Q8021C026804 200832605013; ORG 5028523205 ADVANTECH CO LTD; OBI NONE	9980.00
11-26	32	WIRE IN 081126QMGFT005002565 200833105725; ORG VIDEOHOME TECHNOLOGY CORP	7231.00
11-26	32	WIRE IN 081126B1Q9121C000175 200833100236; ORG LI YAN HONG SHENZHEN CHINA ID43102;OBI /ROC	11505.00
11-28	36	WIRE IN 081128B1Q9182C000922 200833300689; ORG KANEMATSU CORPORATION; OBI COST OF GOODS; REF	100000.00
11-30	999	INTEREST PAYMENT	24.96
INTEREST RATE SUMMARY

DATE	RATE
10-31.250
INTEREST SUMMARY

Interest Earned 11/01/08 Through 11/30/08
Days in Statement Period	30
Interest Earned	24.96
Annual Percentage Yield Earned	.25%
Interest Paid this Year	25.33
Interest Withheld this Year	.00
DAILY BALANCE SUMMARY

DATE	BALANCE
10-31	6754.51
11-05	106754.51
11-12	114734.51
11-17	128723.51
11-21	138703.51
11-26	157439.51
11-28	257439.51
11-30	257464.47
SEND ORIGINAL AUDIT CONFIRMATION REQUESTS TO: THE ATTN (ILLEGIBLE)

CHECKS OUTSTANDING							CHECKBOOK RECONCILIATION

DATE OR #	AMOUNT	DATE OR #	AMOUNT	DATE OR #		AMOUNT

							ENTER	BALANCE THIS STATEMENT	$

							ADD	RECENT DEPOSITS (NOT CREDITED ON STATEMENT)	$

								SUBTOTAL	$

							SUBTRACT ð	TOTAL CHECKS OUTSTANDING

				TOTAL	$				$

BALANCE should agree with your chockbool: balance after deducting charges and adding credits not shown in your check bank: but included on this statement as follows.								BALANCE	$
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Change-DEDUCT

PLEASE REPORT ANY ERRORS OR OMISSIONS WITHIN 14 DAYS. OTHERWISE THIS STATEMENT WILL BE CONSIDERED CORRECT AND CHECKS GENUINE. ALL DEPOSITS AND CREDITS ARE SUBJECT TO FINAL PAYMENT.
If your checkbook and statement do not balance, have you:
☐	Accounted for bank charges?

☐	Verified additions and sub-tractions in your checkbook?

☐	Compared cancelled checks to check stub?

☐	Compared deposit amounts on statement to your checkbook?
Any charges (or imprinted checks includes state sales lax computed at the current rate, when applicable.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS
Telephone us at (408) 654-7400 or write us at: Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer listed on this statement or receipt. We must hear from you no later than 60 (days after we sent you the FIRST statement on which the problem or error appeared. II you fail to notify us of unauthorized use or errors within this time, you will be precluded from asserting the unauthorized use or error against us and we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s). If you have a question concerning your statement, please be prepared to:
1.	Tell us your name and account number.

2.	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

3.	Tell us the dollar amount of the suspected error.
If you tell us orally, we may require that you send us your complaint or question in writing within 10 business days.
We will tell you the results of our investigation within 10 business days after we hear from you and will correct any error promptly. If we need more time however, we may lake up to 45 days (90 days for new accounts, POS or foreign-initiated transactions) to investigate your complaint or question. If we decide to do this, we will credit your account within 10 business days for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not credit your account.
For errors involving new accounts, point-of-sale, or foreign-initiated transactions, we may take up to 90 days to investigate your compliant or question. For new accounts, we may take up to 20 business days to credit your account for the amount you think is in error.
We will tell you the results within 3 business days after completing our investigation. If we decide that there was no error, we will send you a written explanation. You may ask for copies of the documents that we used in our investigation.
IN CASE OF FRAUD:
If you suspect a check was issued without your authorization, such as a forgery, alteration, or any unauthorized electronic use of your account (we refer to all of these as “unauthorized uses”), report your findings to us immediately, Unless you notify us promptly, we will assume the statement is correct. You must notify us of any unauthorized uses or other errors promptly, but never longer than 60 days from the statement date. If you fail to notify us of unauthorized uses or errors within this time, you will be precluded from asserting the unauthorized use or error against us.
Prompt action on your part can prevent further tosses. If we send you a statement which discloses an unauthorized use, you must notify us promptly of that fact within the time noted on the statement (if one is noted), but no later than thirty (30) days after we mail or deliver the statement to you. If you do not, we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s).
DORMANT AND ABANDONED ACCOUNTS
Your account is usually considered dormant if you have not performed at least one of the following activities for the period of one year: made a deposit or withdrawal, written to us about the account, or otherwise shown an interest in the account, such as asking us to keep the account active. You usually need to initiate the activity. Therefore, the bank charges and interest payments and automatic deposits and withdrawals, are usually not considered activity.
We are required by the unclaimed properly laws lo turn over accounts considered abandoned to the applicable state. Before we turn over an abandoned account, we may send a notice to the address we currently show for the account statement.
State and federal law and our policy govern when accounts are considered abandoned. The applicable stale law is generally the state listed in the address for your account statement.
After we turn the funds over to the applicable state, we have no further liability to you for the funds and you must apply to the appropriate state agency to reclaim your funds.
FUNDS AVAILABILITY POLICY
Our policy is to allow you to withdraw funds deposited into your account on the first business day after the day on which the deposit is received. Funds from electronic direct deposits will be made available on the day the deposit is received. The bank may however, on a case-by-case basis, delay the availability of funds from certain types of deposits beyond the first business day. Then, the funds will generally be available by the fifth business day after the day the deposit was received, provided that the period of delay does not exceed the availability requirements established under the law (Regulation CC). For a complete copy of Silicon Valley Bank’s Funds Availability Policy please contact our office (408) 654-7400 or write us at Silicon Valley Bank Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us.
Member FDIC Member Federal Reserve System
SVB Silicon Valley Bank refers to Silicon Valley Bank, the California bank subsidiary of SVB Financial Group. ©2007 Silicon Valley Bank.®
All rights reserved. Rev. 01-30-07